UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

July 31, 2010

Municipal Total Return Managed Accounts Portfolio

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

This Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. It enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The Portfolio is managed by Marty Doyle, CFA, who has 20 years of investment experience and has managed the Portfolio since its inception in 2007. Here Marty discusses economic and market conditions, the Portfolio’s investment strategy and its performance over the twelve-month period ended July 31, 2010.

What were the general market conditions during the reporting period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

Municipal bond prices generally rose during this reporting period, as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance provided favorable supply and demand conditions. The tighter tax-exempt supply was

2	Nuveen Investments

due, in part, to the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt, created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the security’s interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt.

Over the twelve months ended July 31, 2010, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $420 billion, an increase of 17% compared with the twelve-month period ended July 31, 2009. Supply actually would have fallen approximately 9% without the Build America Bonds issuance. Demand for tax-exempt bonds remained strong during this period, supported in part by the prospect of higher tax rates in the future. Combined with the lower supply of tax-exempt bonds, this provided support for municipal bond prices.

How did the Portfolio perform during the twelve-month period ended July 31, 2010? What strategies were used to manage the Portfolio during the reporting period? How did these strategies influence performance?

The Municipal Total Return Managed Accounts Portfolio outperformed both the Barclays Capital indexes during the twelve-month reporting period. The table on page four provides performance information for the one-year and since inception periods ended July 31, 2010.

The Portfolio uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), high yield, and unrated municipal securities. The Portfolio focuses on securities with intermediate to longer-term maturities. This investment strategy did not change during the reporting period.

One factor that contributed to the relative outperformance was the Portfolio’s diversified yield curve positioning. The Portfolio had a lower weighting in shorter maturities (6 years and less) than the indexes. These shorter-maturity bonds underperformed longer maturities during recent months. Additionally, the Portfolio’s overweighted exposure to the BBB and lower rated credits enhanced the Portfolio’s relative performance as well. Our holdings in tax-backed and essential service revenue bonds across a wide credit rating range (from A to N/R) was the sector where we found the most value during the twelve-month reporting period. Throughout the period, we have gradually increased our exposure to longer maturities and lower grade holdings to increase the Portfolio’s income component and long-term return prospects.

Nuveen Investments	3

1	All returns are from 5/31/07.

2	The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. The index returns assume reinvestment of distributions and do not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns as of 7/31/10

	Average Annual
	1-Year	Since Inception[1]
Municipal Total Return Managed Accounts Portfolio	11.68%	5.99%
Barclays Capital 7-Year Municipal Bond Index[2]	7.59%	6.94%
Barclays Capital Municipal Bond Index[3]	9.15%	5.44%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Fund shares have no sales charge. The Adviser does not charge any investment advisory or administrative fees directly to the Portfolio and has also agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolio; see Footnote 7 — Management Fees and Other Transactions with Affiliate for more information. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see the Portfolio’s Fund Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Municipal Total Return Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The index comparisons show the change in value of a $10,000 investment in the Municipal Total Return Managed Accounts Portfolio compared with the corresponding indexes. The Barclays Capital 7-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds with maturity dates of approximately seven years. The Barclays Capital Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Municipal Total Return Managed Accounts Portfolio’s returns include reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	5

Fund Spotlight as of 7/31/10 Municipal Total Return Managed Accounts Portfolio

Quick Facts

NAV	$10.42
Latest Dividend[1]	$.0416
Latest Ordinary Income Distribution[2]	$.0040
Inception Date	5/31/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Fund shares have no sales charge. The Fund is a specialized municipal bond portfolio developed exclusively for use within Nuveen-sponsored separately managed accounts. Returns reflect an expense limitation from the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

NAV
1-Year	11.68%
Since Inception	5.99%

Average Annual Total Returns as of 6/30/10

NAV
1-Year	11.86%
Since Inception	5.70%

Tax-Free Yields

NAV
Dividend Yield[3]	4.79%
SEC 30-Day Yield[3]	4.74%
Taxable-Equivalent Yield[4]	6.58%

Expense Ratios
	Gross Expense Ratio	Net Expense Ratio
	0.25%	0.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. The expense ratios are those shown in the most recent Fund prospectus.

Bond Credit Quality5

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Statistics
Net Assets ($000)	$140,543
Average Effective Maturity on Securities (Years)	15.89
Average Duration	6.67

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid August 2, 2010. This is the latest monthly tax-exempt dividend declared during the twelve-month period ended July 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – Dividends and Distributions to Shareholders for further information.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

5	As a percentage of total long-term investments as of July 31, 2010. Holdings are subject to change.

6	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Municipal Total Return Managed Accounts Portfolio

Portfolio Composition[1]
Tax Obligation/Limited	21.6%
Tax Obligation/General	18.8%
Education and Civic Organizations	15.3%
Health Care	13.6%
Water and Sewer	8.4%
Transportation	8.1%
Utilities	5.4%
Other	8.8%

States[1]
California	14.3%
Illinois	13.6%
Texas	8.5%
Pennsylvania	5.8%
New York	5.0%
Florida	4.6%
Indiana	4.3%
North Carolina	3.4%
Michigan	3.3%
Georgia	3.0%
Missouri	2.8%
New Jersey	2.3%
Virgin Islands	2.2%
Wisconsin	2.0%
Alabama	1.8%
Ohio	1.8%
Tennessee	1.7%
Arkansas	1.6%
Maryland	1.5%
Colorado	1.4%
Massachusetts	1.3%
South Carolina	1.3%
Other	12.5%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

The principal risks of investing in the portfolio are market risk or the risk that bonds in the portfolio will decline in value; credit risk which is the risk that an issuer of a municipal bond may be unable to make interest and principal payments when due; and interest rate risk which is the risk that the value of the portfolio will decline because of rising interest rates. Credit risk is heightened for below investment grade bonds which are commonly referred to as “high-yield” bonds.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,048.20	$1,024.79
Expenses Incurred During Period	$—	$—

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% for the six-month period.

Nuveen Investments	7

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolio Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Municipal Total Return Managed Accounts Portfolio (a series of the Nuveen Managed Accounts Portfolio Trust, hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

8	Nuveen Investments

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio

July 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.8%

$1,020	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001, 5.500%, 12/01/10	No Opt. Call	A–	$1,030,088

850	Alabama State Board of Education, Revenue Bonds, Faulkner State Community College, Series 2009, 6.125%, 10/01/28	10/18 at 100.00	A1	945,336

540	Gadsden, Alabama, General Obligation Warrants, Series 2005, 5.000%, 3/01/19 – AMBAC Insured	No Opt. Call	N/R	570,267
2,410	Total Alabama			2,545,691
	Alaska – 0.6%

145	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2006-2, 5.500%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/16 at 100.00	Aa3	153,629

770	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3	735,111
915	Total Alaska			888,740
	Arizona – 1.2%

1,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/28 – FGIC Insured	No Opt. Call	AA+	984,610

500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 10-9W, 16.843%, 1/01/38 (IF)	1/18 at 100.00	Aa1	599,080

95	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	93,880
1,595	Total Arizona			1,677,570
	Arkansas – 1.6%

1000	Benton, Arkansas, Public Utility Revenue Bonds, Series 2006, 5.000%, 9/01/21 – AMBAC Insured	3/17 at 100.00	N/R	1,059,150

	Bryant, Arkansas, Capital Improvement Refunding and Construction Revenue Bonds, Series 2010:
500	4.875%, 2/01/35	8/15 at 100.00	N/R	501,870
640	5.000%, 2/01/40	8/15 at 100.00	N/R	641,683
2,140	Total Arkansas			2,202,703
	California – 14.1%

500	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Casa de Lad Campanas, Series 2010, 6.000%, 9/01/37	9/20 at 100.00	A–	509,820

500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 11.874%, 10/01/16 (IF)	No Opt. Call	AA+	664,680

100	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 1993A, 5.400%, 5/01/28 (ETM)	9/10 at 100.00	AAA	100,339

1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.500%, 7/01/30 (WI/DD, Settling 8/11/10)	7/20 at 100.00	Baa1	1,469,715

250	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	263,695

1,200	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,179,924

575	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2009H, 5.500%, 11/01/27	11/19 at 100.00	A2	595,608

250	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Series 2005K, 5.000%, 11/01/24	11/15 at 100.00	A2	251,933

1,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.500%, 4/01/33	4/19 at 100.00	A1	1,126,880

720	California, Various Purpose General Obligation Bonds, Series 1997, 5.625%, 10/01/21 – BHAC Insured	10/10 at 100.00	AA+	725,306

Nuveen Investments	9

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2009A, 6.000%, 8/01/25 – AGC Insured	No Opt. Call	AAA	$1,161,450

1,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/17	12/10 at 100.00	A2	1,099,934

1,000	Long Beach, California, Harbor Revenue Bonds, Series 2005A, 5.000%, 5/15/23 – NPFG Insured (Alternative Minimum Tax)	5/15 at 100.00	AA	1,029,740

1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2009A, 5.250%, 5/15/29	5/19 at 100.00	AA	1,060,230

500	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	428,850

1,000	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.500%, 4/01/35	No Opt. Call	BB	988,770

1,000	Palo Alto Unified School District, Santa Clara County, California, General Obligation Bonds, Capital Appreciation Series 2008, 0.000%, 8/01/26	No Opt. Call	AAA	470,310

1,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2004C, 5.500%, 8/01/24 – NPFG Insured	8/12 at 102.00	Aa2	1,085,830

850	Public Utilities Commission of the City and County of San Francisco, California, Water Revenue Bonds, Series 2006A, 5.000%, 11/01/25 – AGM Insured	5/16 at 100.00	AAA	915,178

1,000	San Gorgonio Memorial Healthcare District,Riverside County, California, General Obligation Bonds, Series 2009C, 7.000%, 8/01/27	8/17 at 100.00	A1	1,113,820

1,500	San Mateo County Joint Powers Financing Authority, California, Lease Revenue Refunding Bonds, Capital Projects, Series 2009A, 5.250%, 7/15/25	1/20 at 100.00	AA+	1,652,010

1,275	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured	12/17 at 100.00	AA-	1,194,420

750	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2009B, 5.000%, 10/01/34	10/19 at 100.00	AA+	785,340
19,570	Total California			19,873,782
	Colorado – 1.4%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	BBB	508,740

75	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/15	No Opt. Call	BBB	80,638

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A	302,628

535	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	543,704

500	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	503,980
1,910	Total Colorado			1,939,690
	Connecticut – 0.6%

670	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2009, Trust 3363, 13.250%, 7/01/16 (IF)	No Opt. Call	AAA	801,374
	District of Columbia – 0.5%

450	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/11 at 101.00	BBB	447,080

250	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/34 (WI/DD, Settling 8/12/10)	10/18 at 100.00	A	250,565
700	Total District of Columbia			697,645

10	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 4.6%

$1,500	Bay County School Board, Florida, Certificates of Participation Master Lease Program Series 2007A, 5.000%, 7/01/24 – AMBAC Insured	7/17 at 100.00	Aa3	$1,543,215

25	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	22,148

25	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	18,355

200	Brevard County, Florida, North Brevard Recreation Special District, Limited Ad Valorem Tax Bonds, Parks and Recreation Program, Series 2007, 5.625%, 7/01/15 – AMBAC Insured	No Opt. Call	N/R	220,102

360	Brevard County, Florida, South Brevard Recreation Special District, Limited Ad Valorem Tax Bonds, Parks and Recreation Program, Series 2007, 5.000%, 7/01/22 – AMBAC Insured	No Opt. Call	N/R	361,084

500	Crystal River, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 2002, 5.000%, 10/01/25 – AMBAC Insured	10/12 at 100.00	N/R	501,625

750	Florida Board of Education, Lottery Revenue Bonds, Series 2006A, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 101.00	AAA	812,580

425	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+	459,799

885	Gulf Breeze, Florida, Revenue Improvement Non-Ad Valorem Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	N/R	814,554

75	Lee County, Florida, Passenger Facility Charge Revenue Bonds, Series 1998 Refunding, 5.000%, 10/01/18 – AMBAC Insured	9/10 at 100.00	N/R	75,060

250	Levy County, Florida, School Board Certificates of Participation, Series 2005, 3.125%, 7/01/11 – AMBAC Insured	No Opt. Call	N/R	254,155

475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.250%, 10/01/30	10/20 at 100.00	A2	491,430

60	Okaloosa County Gas District, Florida, Gas System Revenue Bonds, Series 2005A, 4.400%, 10/01/29 – AMBAC Insured	10/14 at 100.00	A+	59,789

100	Pasco County, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 12/01/15 – AMBAC Insured	12/13 at 100.00	Aa3	108,476

500	Sanibel, Florida, General Obligaiton Bonds, Series 2006, 4.350%, 2/01/36 – AMBAC Insured	8/16 at 100.00	N/R	490,475

75	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.750%, 10/01/22	10/17 at 100.00	BBB	73,421

25	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	N/R	25,199

75	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R	69,869
6,305	Total Florida			6,401,336
	Georgia – 3.0%

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	A1	680,654

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009A:
500	6.000%, 11/01/22	11/19 at 100.00	A1	570,310
500	6.000%, 11/01/24	11/19 at 100.00	A1	559,425

500	Gwinnett County Development Authority, Georgia, Certificates of Participation, County Public Schools Project, Series 2006, 5.250%, 1/01/19 – NPFG Insured	No Opt. Call	AA+	591,305

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	516,160

45	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/12	No Opt. Call	A	47,087

Nuveen Investments	11

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$350	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A	$404,240

750	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2008C, 5.000%, 9/01/38	9/18 at 100.00	AA	792,593
3,795	Total Georgia			4,161,774
	Guam – 0.4%

500	Guam Government, General Obligation Bonds, 2009 Series A, 5.750%, 11/15/14	No Opt. Call	B+	525,105
	Idaho – 1.0%

750	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Series 2008, 7.375%, 6/01/34	6/18 at 100.00	A3	854,858

	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1:
125	5.625%, 7/01/28 (Alternative Minimum Tax)	1/17 at 100.00	Aaa	131,198
335	6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	Aaa	352,872
1,210	Total Idaho			1,338,928
	Illinois – 13.4%

1,000	Berwyn, Illinois, General Obligation Bonds, Refunding Series 2004, 5.000%, 12/01/13 – AMBAC Insured	No Opt. Call	N/R	1,083,420

1,000	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 6.000%, 11/01/35	11/20 at 100.00	BBB	1,037,890

1,085	Chicago State University, Illinois, Auxiliary Facilities System Revenue Bonds, Series 1998, 5.500%, 12/01/23 – NPFG Insured	No Opt. Call	A	1,176,042

355	Chicago, Illinois, General Obligation Refunding Bonds, Series 1992, 6.250%, 1/01/11 – AMBAC Insured	No Opt. Call	Aa2	363,960

1,285	Chicago, Illinois, O’Hare International Airport Passenger Facility Charge Revenue Bonds, Series 2010B, 5.000%, 1/01/26	1/20 at 100.00	A2	1,320,916

500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–	506,375

200	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.500%, 11/15/14 – NPFG Insured	No Opt. Call	Baa1	223,574

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	A–	794,933

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	617,858

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa2	1,080,830

1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,013,190

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB	725,977

665	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	Baa1	689,359

800	Markham, Cook County, Illinois, General Obligation Bonds, Library Purpose Series 2005B, 5.250%, 1/01/18 – RAAI Insured	No Opt. Call	N/R	837,568

	Markham, Illinois, General Obligation Bonds, Series 2008A:
605	4.750%, 2/01/17	No Opt. Call	BBB	634,996
455	4.750%, 2/01/18	No Opt. Call	BBB	477,231

1,220	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	1,229,296

12	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	$677,350

250	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA	308,613

250	Saint Clair County High School District 203, O’Fallon, Illinois, General Obligation Bonds, Series 2007, 5.750%, 12/01/26 – AMBAC Insured	12/17 at 100.00	A+	277,480

750	Southwestern Illinois Development Authority, Local Goverment Program Bonds, St. Clair County Community Unit School District 19 Mascoutah, Series 2009, 5.750%, 2/01/29 – AGC Insured	No Opt. Call	AAA	849,015

1,290	Sugar Grove, Kane County, Illinois, General Obligation Water & Sewer Alternate Revenue Refunding Bonds, Series 2006, 4.500%, 5/01/21 – SYNCORA GTY Insured	5/14 at 100.00	N/R	1,319,747

1,060	Tazewell County School District 51, Illinois, General Obligation Bonds, Series 2007, 9.000%, 12/01/26 – FGIC Insured	No Opt. Call	A1	1,603,483
17,370	Total Illinois			18,849,103
	Indiana – 4.2%

1,000	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.000%, 1/15/30	1/20 at 100.00	AA–	1,013,900

250	Central Nine Career Charter School Building Corporation, Indiana, General Obligation Bonds, Series 2007, 5.500%, 1/15/17	No Opt. Call	A	280,208

1,000	Fishers Redevelopment District, Indiana, General Obligation Bonds, Saxony Project Series 2009, 5.250%, 7/15/34	1/20 at 100.00	AA	1,021,280

1,000	Hendricks County, Indiana, Redevelopment District Tax Increment Revenue Bonds, Refunding Series 2010B, 6.450%, 1/01/23	1/16 at 100.00	Baa2	1,012,940

525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	555,860

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	A	274,095

855	Portage Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2008, 5.250%, 1/15/19 – CIFG Insured	1/18 at 100.00	A	907,856

75	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	75,228

650	Tri-Creek Middle School Building Corporation, Indiana, First Mortgage Bonds, Series 2008, 6.000%, 1/15/16 – AGM Insured	No Opt. Call	AAA	783,504
5,605	Total Indiana			5,924,871
	Kansas – 0.8%

750	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Private Education Short-Term Loan Program, Series 2010F, 5.500%, 5/01/11	No Opt. Call	N/R	753,120

325	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 4.750%, 12/01/16	12/15 at 100.00	N/R	342,823
1,075	Total Kansas			1,095,943
	Kentucky – 0.4%

500	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AAA	546,550
	Louisiana – 0.6%

500	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	483,205

430	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	423,791
930	Total Louisiana			906,996

Nuveen Investments	13

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maine – 0.2%

$315	South Berwick, Maine, Education Revenue Bonds, Berwick Academy Issue, Series 1998, 5.250%, 8/01/13	8/10 at 100.00	BBB		$315,551
	Maryland – 1.4%

750	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institution, Series 2004B, 5.000%, 7/01/15 – AMBAC Insured	1/15 at 100.00	N/R		842,880

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005:
155	4.000%, 7/01/17 – RAAI Insured	7/14 at 100.00	N/R		145,503
1,275	5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R		1,042,988
2,180	Total Maryland				2,031,371
	Massachusetts – 1.3%

750	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/31	10/19 at 100.00	BBB		857,123

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28	1/18 at 100.00	N/R		278,940

535	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.147%, 12/15/34 (IF)	12/19 at 100.00	AAA		679,723
1,585	Total Massachusetts				1,815,786
	Michigan – 2.6%

500	Detroit, Michigan, General Obligation Bonds, Tax Anticipation Notes, Series 2009C, 10.000%, 10/01/10	No Opt. Call	N/R		500,040

750	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds, Alma College Project, Series 2008, 5.500%, 6/01/28	6/18 at 100.00	A3		774,990

80	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 4.750%, 10/15/25	10/10 at 100.00	Aa3		80,023

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
120	5.125%, 8/15/18	8/10 at 100.00	BB–		118,058
100	5.250%, 8/15/23 – ACA Insured	10/10 at 100.00	BB–		96,537
30	5.250%, 8/15/23	8/10 at 100.00	Ba3		28,961
120	5.250%, 8/15/28 – ACA Insured	8/10 at 100.00	BB–		110,544

75	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	8/10 at 100.00	BB–		72,394

730	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured	8/10 at 100.00	BB–		676,009

860	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2000A, 6.000%, 12/01/27 – AMBAC Insured	12/10 at 101.00	Aa2		873,115

15	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2000A, 6.000%, 12/01/27 (Pre-refunded 12/01/10) – AMBAC Insured	12/10 at 101.00	Aa2	(4)	15,414

15	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.250%, 8/15/13	8/10 at 100.00	BB–		15,004

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3		261,240
3,695	Total Michigan				3,622,329
	Minnesota – 0.4%

105	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2005, 4.150%, 4/01/12	No Opt. Call	BBB		107,960

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$500	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 3.750%, 7/01/15	No Opt. Call	N/R	$508,785
605	Total Minnesota			616,745
	Missouri – 2.7%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 5.625%, 3/01/34	3/18 at 100.00	A	1,033,910

900	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Series 2010, 5.500%, 9/01/20	9/13 at 100.00	BBB+	933,966

1,000	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	No Opt. Call	A	1,039,970

600	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.750%, 6/01/34	No Opt. Call	A	616,116

287	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	224,170
3,787	Total Missouri			3,848,132
	Nebraska – 0.4%

500	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.125%, 8/15/31	8/17 at 100.00	A2	533,030
	Nevada – 0.7%

815	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2007A1, 5.000%, 7/01/19 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	Aa3	858,521

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	95,892
915	Total Nevada			954,413
	New Jersey – 2.3%

	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2004:
750	5.250%, 12/01/18 – AMBAC Insured	12/14 at 100.00	N/R	808,793
500	5.250%, 12/01/20 – AMBAC Insured	12/14 at 100.00	N/R	531,375

1,000	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Refunding Series 2007B, 4.800%, 7/01/13	No Opt. Call	BBB–	1,032,390

805	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008X, 5.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	850,611
3,055	Total New Jersey			3,223,169
	New Mexico – 0.2%

250	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Series 2007A, 5.150%, 6/01/37 – FGIC Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa3	219,253
	New York – 5.0%

500	Dormitory Authority of the State of New York, Insured Revenue Bonds, Staten Island University Hospital, Series 1998, 5.000%, 7/01/17 – AMBAC Insured	9/10 at 100.00	Baa3	499,690

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	1,136,510

675	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A, 5.250%, 2/01/27	No Opt. Call	BBB–	617,146

100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	98,900

Nuveen Investments	15

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	9/16 at 100.00	BBB–	$962,820

500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.752%, 10/01/16 (IF)	No Opt. Call	AA+	587,300

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	No Opt. Call	AAA	615,945

435	New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, Series 87, 5.150%, 4/01/17	9/10 at 100.00	Aa1	443,617

500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	544,170

930	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/19	No Opt. Call	AA–	1,018,424

450	Saratoga County Water and Sewer Authority, New York, Revenue Bonds, Series 2008, 5.000%, 9/01/38	9/18 at 100.00	AA	472,248
6,590	Total New York			6,996,770
	North Carolina – 3.3%

100	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/21	10/17 at 100.00	N/R	99,408

1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	A+	1,024,290

665	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.103%, 7/01/38 (IF)	7/20 at 100.00	AAA	824,819

350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	418,632

500	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A–	553,285

740	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.500%, 10/01/17 – RAAI Insured	No Opt. Call	BB	728,338

500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/19	1/18 at 100.00	A	575,940

310	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/17 – AMBAC Insured	No Opt. Call	N/R	333,535

100	University of North Carolina System, Pooled Revenue Bonds, Series 2004B, 4.000%, 4/01/15 – AMBAC Insured	4/14 at 100.00	N/R	106,879
4,265	Total North Carolina			4,665,126
	Ohio – 1.8%

305	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	BBB	306,031

95	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	79,663

240	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	257,023

750	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/23	12/18 at 100.00	A3	787,500

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,071,270
2,390	Total Ohio			2,501,487

16	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oregon – 0.7%

$1,000	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B, 0.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AAA		$1,018,630
	Pennsylvania – 5.7%

1,980	Blair County, Pennsylvania, General Obligation Bonds, Series 2001A, 5.375%, 8/01/16 – AMBAC Insured	No Opt. Call	N/R		2,267,338

250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/25	10/18 at 100.00	BBB		269,533

500	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University Project, Series 2010A, 5.375%, 5/01/30 (WI/DD, Settling 8/04/10)	5/20 at 100.00	BBB		500,145

30	Harrisburg, Dauphin County, Pennsylvania, General Obligation Refunding Bonds, Series1997D, 0.000%, 3/15/15 – AMBAC Insured	No Opt. Call	N/R		19,171

1,200	Harrisburg, Dauphin County, Pennsylvania, General Obligation Refunding Notes, Series1997F, 0.000%, 3/15/17 – AMBAC Insured	No Opt. Call	N/R		641,904

1,250	Lackawanna County, Pennsylvania, General Obligation Notes, Series 2009B, 6.000%, 9/15/32 – AGC Insured	9/19 at 100.00	AAA		1,337,300

100	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 5.200%, 7/01/12	1/11 at 101.00	N/R		100,581

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 5.000%, 1/01/14	No Opt. Call	Baa3		531,920

375	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	Aa1		395,978

335	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Mast Charter School Project, Series 2010, 5.000%, 8/01/20	No Opt. Call	BBB+		341,338

870	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.000%, 4/01/23	No Opt. Call	A1		952,302

625	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	A3		634,256
8,015	Total Pennsylvania				7,991,766
	Rhode Island – 1.1%

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A		264,538

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,160	6.000%, 6/01/23	6/12 at 100.00	BBB		1,167,076
100	6.125%, 6/01/32	6/12 at 100.00	BBB		98,981
75	6.250%, 6/01/42	6/12 at 100.00	BBB		70,948
1,585	Total Rhode Island				1,601,543
	South Carolina – 1.3%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30	12/16 at 100.00	A1		509,440

400	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2008A-3, 5.250%, 1/01/19	1/18 at 100.00	A–		445,936

740	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+		809,782

10	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB	(4)	10,537
1,650	Total South Carolina				1,775,695

Nuveen Investments	17

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.6%

$1,000	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.000%, 10/01/30	10/20 at 100.00	N/R	$1,009,750

100	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB	105,925

1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	935,370

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
110	5.000%, 9/01/15	No Opt. Call	BB+	115,727
50	5.000%, 9/01/16	No Opt. Call	BB+	52,004
70	5.250%, 9/01/26	No Opt. Call	BB+	70,261
2,330	Total Tennessee			2,289,037
	Texas – 8.4%

750	La Vernia Higher Education Financing Corporation, Texas, Charter School Revenue Bonds, Kipp Inc., Series 2009A, 6.000%, 8/15/29	8/19 at 100.00	BBB	771,038

1,385	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005A. Remarketed, 5.750%, 4/01/26	No Opt. Call	N/R	1,416,841

675	Clifton, Texas, Higher Education Finance Corporation, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 4.300%, 12/01/16	No Opt. Call	BBB–	691,139

	Harris County, Texas, Water Control and Improvement District 74, Unlimited Tax General Obligation Bonds, Series 2010:
210	4.550%, 8/01/23	2/18 at 100.00	N/R	212,906
195	5.000%, 8/01/36	2/18 at 100.00	N/R	190,289
1,515	5.200%, 8/01/39	2/18 at 100.00	N/R	1,515,924

650	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 1998A, 6.000%, 7/01/13 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A	652,171

1,000	Houston, Texas, Water Conveyance System Contract, Certificates of Participation, Series 1993A-J, 6.800%, 12/15/11 – AMBAC Insured	No Opt. Call	N/R	1,068,640

	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008A:
200	6.000%, 1/01/19	1/18 at 100.00	A2	231,216
325	6.000%, 1/01/23 – NPFG Insured	1/18 at 100.00	A	361,403

375	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	A3	393,304

630	Port of Houston Authority, Harris County, Texas, General Obligation Port Improvement Bonds, Series 2006B, 5.000%, 10/01/24 – NPFG Insured (Alternative Minimum Tax)	10/16 at 100.00	AAA	651,048

540	Port of Port Arthur Navigation District, Texas, General Obligation Bonds, Port Improvement Series 2008B, 4.375%, 3/01/15 (Alternative Minimum Tax)	No Opt. Call	Aa3	574,031

2,000	Texas Turnpike Authority, First Tier Revenue Bonds, Central Texas Turnpike System, Series 2002A, 5.500%, 8/15/39 – AMBAC Insured	8/12 at 100.00	BBB+	2,021,840

1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 4.700%, 9/01/20	9/19 at 100.00	BBB+	1,019,080
11,450	Total Texas			11,770,870
	Utah – 1.1%

435	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatroy Academy, Series 2010, 5.750%, 7/15/20	No Opt. Call	BBB–	433,360

100	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R	93,042

125	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–	124,921

750	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 3006, 17.270%, 6/15/26 – AGM Insured (IF)	6/18 at 100.00	AAA	928,980
1,410	Total Utah			1,580,303

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands – 2.1%

$300	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/16 – FGIC Insured	No Opt. Call	A	$329,949

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,033,370

1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/19	No Opt. Call	BBB	1,139,610

500	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/24	10/19 at 100.00	BBB	515,740
2,800	Total Virgin Islands			3,018,669
	Virginia – 0.7%

815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	1,010,942
	Washington – 0.6%

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	No Opt. Call	N/R	86,724

75	Skagit County Public Hospital District 1 , Washington, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2	75,977

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
35	6.500%, 6/01/26	6/13 at 100.00	BBB	36,006
660	6.625%, 6/01/32	6/13 at 100.00	BBB	657,281
870	Total Washington			855,988
	Wisconsin – 2.0%

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010- 3184, 17.470%, 11/15/17 (IF)	No Opt. Call	Aa1	540,238

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.125%, 2/15/26	2/16 at 100.00	BBB+	980,459

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
1,000	6.000%, 5/01/27	5/19 at 100.00	AA–	1,152,788
90	6.000%, 5/01/33	No Opt. Call	AA–	100,637
2,590	Total Wisconsin			2,774,122
	Wyoming – 0.2%

250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.500%, 1/01/28	1/18 at 100.00	A2	269,863
$132,097	Total Long-Term Investments (cost $132,090,315) – 98.0%			137,678,391
	Short-Term Investments – 0.7%

	Michigan – 0.7%

$1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2006, 5.000%, 3/21/11 – AMBAC Insured	No Opt. Call	SP-1	1,001,140
	Total Short-Term Investments (cost $1,000,609)			1,001,140
	Total Investments (cost $133,090,924) – 98.7%			138,679,531
	Other Assets Less Liabilities – 1.3%			1,863,355
	Net Assets – 100%			$140,542,886

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Assets and Liabilities

July 31, 2010

Assets
Investments, at value (cost $133,090,924)	$138,679,531
Cash	21,939
Receivables:
From Adviser	60,353
Interest	1,766,979
Investments sold	2,951,770
Shares sold	280,646
Other assets	58
Total assets	143,761,276
Liabilities
Payables:
Dividends	420,953
Investments purchased	2,399,926
Shares redeemed	285,358
Accrued other expenses	112,153
Total liabilities	3,218,390
Net assets	$140,542,886
Shares outstanding	13,484,266
Net asset value per share	$10.42
Net Assets Consist of:
Capital paid-in	$133,762,912
Undistributed (Over-distribution of) net investment income	96,555
Accumulated net realized gain (loss)	1,094,812
Net unrealized appreciation (depreciation)	5,588,607
Net assets	$140,542,886
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Operations

Year Ended July 31, 2010

Investment Income	$5,781,074
Expenses
Shareholders’ servicing agent fees and expenses	6,327
Custodian’s fees and expenses	35,175
Trustees’ fees and expenses	2,922
Professional fees	46,598
Shareholders’ reports – printing and mailing expenses	43,571
Federal and state registration fees	47,857
Other expenses	8,834
Total expenses before custodian fee credit and expense reimbursement	191,284
Custodian fee credit	(1,949)
Expense reimbursement	(191,284)
Net expenses	(1,949)
Net investment income	5,783,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,029,046
Change in net unrealized appreciation (depreciation) of investments	4,410,531
Net realized and unrealized gain (loss)	6,439,577
Net increase (decrease) in net assets from operations	$12,222,600

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Changes in Net Assets

	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income	$5,783,023	$3,650,578
Net realized gain (loss) from investments	2,029,046	(856,243)
Change in net unrealized appreciation (depreciation) of investments	4,410,531	1,870,917
Net increase (decrease) in net assets from operations	12,222,600	4,665,252
Distributions to Shareholders
From net investment income	(5,679,669)	(3,639,392)
Decrease in net assets from distributions to shareholders	(5,679,669)	(3,639,392)
Fund Share Transactions
Proceeds from sale of shares	58,964,301	68,531,320
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,110,807	238,828
	60,075,108	68,770,148
Cost of shares redeemed	(18,429,226)	(26,471,891)
Net increase (decrease) in net assets from Fund share transactions	41,645,882	42,298,257
Capital contribution from Adviser	517	5,184
Net increase (decrease) in net assets	48,189,330	43,329,301
Net assets at the beginning of year	92,353,556	49,024,255
Net assets at the end of year	140,542,886	92,353,556
Undistributed (Over-distribution of) net investment income at the end of year	$96,555	$3,860

See accompanying notes to financial statements.

22	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen Investments, Inc. (“Nuveen”)-sponsored separately managed accounts. The Fund is a specialized municipal bond Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Fund invests are highly speculative. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.

The Fund’s primary investment objective is to seek attractive total return. The Fund also seeks to provide high current income exempt from regular federal income taxes. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The Fund invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower) (high yield), and unrated municipal securities. The Fund will focus on securities with intermediate to longer term maturities. The Fund may invest up to 50% of its net assets in high yield municipal bonds, but will normally invest 10-30% of its net assets in such bonds. The Fund may invest up to 5% of its net assets in defaulted bonds and up to 50% of its net assets in leveraged municipal securities, most notably inverse floating rate securities. The credit quality of the bonds underlying all leveraged municipal securities will be rated AA/Aa or higher, or, if unrated, judged to be of comparable quality by the Adviser. The Fund may also make forward commitments in which the Fund agrees to buy a security for settlement in the future at a price agreed upon today. The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities and derivative instruments are provided by a pricing service approved by the Fund’s Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available (which is usually the case for municipal securities) are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be

Nuveen Investments	23

Notes to Financial Statements (continued)

considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2010, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,218,310.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period August 1, 2009 through March 31, 2010, dividends from tax-exempt net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Fund declares dividends from its tax-exempt net investment income daily and continues to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, forwards, options and swap transactions. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2010.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

24	Nuveen Investments

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended July 31, 2010, the Fund did not invest in self-deposited inverse floaters.

Municipal Money Market Funds

The Fund is authorized to invest in municipal money market funds that pay interest income exempt from regular federal, and in some cases state and local, income taxes. The Fund indirectly bears its proportionate share of the money market fund’s fees and expenses. The Adviser does, however, reimburse the Fund for the 12b-1 fees it indirectly incurs from its investments in money market funds. During the fiscal year ended July 31, 2010, the Adviser reimbursed the Fund $517 for such indirectly incurred 12b-1 fees.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of July 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$137,678,391	$—	$137,678,391
Short-Term Investments	—	1,001,140	—	1,001,140
Total	$—	$138,679,531	$—	$138,679,531

Nuveen Investments	25

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold	5,755,176	$58,964,818	7,144,742	$68,531,320
Shares issued to shareholders due to reinvestment of distributions	108,307	1,110,807	24,664	238,828
Shares redeemed	(1,798,722)	(18,429,226)	(2,761,241)	(26,471,891)
Net increase (decrease)	4,064,761	$41,646,399	4,408,165	$42,298,257

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2010, aggregated $86,476,249 and $44,342,560, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$133,010,947
Gross unrealized:
Appreciation	$5,950,373
Depreciation	(281,789)
Net unrealized appreciation (depreciation) of investments	$5,668,584

Permanent differences, primarily due to federal taxes paid, taxable market discount, and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at July 31, 2010, the Fund’s tax year-end, as follows:

Capital paid-in	$3,314
Undistributed (Over-distribution of) net investment income	(10,659)
Accumulated net realized gain (loss)	7,345

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income*	$459,192
Undistributed net ordinary income**	221,902
Undistributed net long-term capital gains	916,485
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2010 through July 31, 2010, and paid on August 2, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains if any.

26	Nuveen Investments

The tax character of distributions paid during the Fund’s tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net tax-exempt income***	$5,518,225
Distributions from net ordinary income**	41,665
Distributions from net long-term capital gains****	—

2009
Distributions from net tax-exempt income	$3,461,121
Distributions from net ordinary income**	—
Distributions from net long-term capital gains	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains if any.
***	The Fund hereby designates these amounts paid during the fiscal year ended July 31, 2010, as Exempt Interest Dividends.
****	The Fund designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2010.

During the tax year ended July 31, 2010, the Fund utilized $230,670 of capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). The Adviser is compensated for its services to the Fund from the fee charged at the separately managed account level.

At July 31, 2010, Nuveen owned 10,000 shares of the Fund.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
2010	$9.80	$.52	$.60	$1.12	$(.50)	$—	$(.50)	$10.42	11.68%
2009	9.78	.49	.01	.50	(.48)	—	(.48)	9.80	5.35
2008	10.12	.49	(.37)	.12	(.46)	—	(.46)	9.78	1.17
2007(d)	10.00	.07	.05	.12	—	—	—	10.12	1.20

28	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
$140,543.17%			4.89%		—%		5.06%		40%
92,354.25			4.87		—		5.12		23
49,024.44			3.97		—		4.41		55
5,569	1.26	*	2.67	*	—	*	3.92	*	7

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 31, 2007 (commencement of operations) through July 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

30	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	33

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreement, the Independent Board Members reviewed a broad range of information relating to the Fund and NAM, including absolute Fund performance and performance information of recognized benchmarks (as described in further detail below), fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreement, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreement. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreement, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Board Members noted, however, that the Fund is offered via separately managed accounts and may require less shareholder services than a typical open-end fund. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and NAM

The Board considered the performance results of the Fund, including the Fund’s historic performance as well as the performance of recognized benchmarks. The Board also reviewed the peer ranking of the Nuveen municipal funds advised by NAM in the aggregate. In general, the boards of the various Nuveen funds reviewed, among other things, each such fund’s historic investment performance as well as information comparing the fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. Given its unique structure, however, the Fund does not have a Performance Peer Group. In considering the performance of the Fund, the Independent Board Members reviewed performance information including the Fund’s total return information and performance information for recognized benchmarks for the quarter and one-year periods ending December 31, 2009 and March 31, 2010. This

34	Nuveen Investments

information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized the unique fee structure of the Fund. The Fund does not pay NAM a management fee and all expenses are reimbursed by NAM. The Fund is sold via separately managed accounts. NAM therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. Given the different fee structure, and distribution and account support requirements, the Independent Board Members recognized that the expenses incurred by the Fund (all of which are reimbursed by NAM) are not comparable to any comparable group of unaffiliated funds or other Nuveen funds. Based on their review, the Independent Board Members determined that the Fund’s fee and expense arrangement was reasonable.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including other municipal separately managed accounts and passively managed municipal bond exchange-traded funds (ETFs) that are sub-advised by NAM. In this regard, they recognized that the Fund is offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as typical open-end funds. Further, as noted, the Fund’s unique fee and expense structure generally limits the usefulness of comparisons with other funds.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

In addition, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. However, because the Fund does not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although its assets will be counted toward the complex-wide total.

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the absence of fund-level breakpoints and a complex-wide level breakpoint schedule for the Fund was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Fund and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement be renewed.

36	Nuveen Investments

Notes

Nuveen Investments	37

Notes

38	Nuveen Investments

Notes

Nuveen Investments	39

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refunding: Pre-refunding, also known as advance refunding or refinancing, occurs when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

40	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	41

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MAPS-0710P

Mutual Fund

Nuveen Managed Accounts Portfolios Trust

For investors seeking attractive monthly income potential.

Annual Report

July 31, 2010

International Income Managed Accounts Portfolio	Enhanced Multi-Strategy Income Managed Accounts Portfolio

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolios disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Portfolios were developed exclusively for use within Nuveen-sponsored separately managed accounts. They enable certain Nuveen separately managed account investors to achieve greater diversification and return potential than otherwise might be achievable.

The two Portfolios are managed by Nuveen Asset Management, an affiliate of Nuveen Investments, Inc. Andy Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income of Nuveen Asset Management, serves as manager for both Portfolios. Here Andy, who has more than 20 years of industry experience, discusses the general market environment, investment strategies and the performance of the Portfolios for the twelve-month period ended July 31, 2010.

What were the general market conditions during the reporting period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

Looking at specific markets during this period, interest rates in general remained low. Toward the end of 2009, concern about Greek debt led to increased volatility in the global markets. By second quarter of 2010, the European Central Bank had purchased

2	Nuveen Investments

government bonds from Portugal, Ireland and Italy as well as Greece. By the end of the second period, there was growing concern about the general level of sovereign debt in many countries and the lack of sustained job creation.

How did the Portfolios perform during the twelve-month period ended July 31, 2010?

The table on page four provides performance information for both Portfolios for the twelve-month and since inception periods ended July 31, 2010. The table also compares the Portfolios’ performance to certain indexes.

What are the Portfolios’ investment strategies and how were they applied during the twelve-month period ended July 31, 2010? How did these strategies influence performance?

International Income Managed Accounts Portfolio

Under normal circumstances, the Portfolio will invest at least 80% of its net assets directly or indirectly in securities and instruments issued or backed by non-U.S. governments and other non-U.S. issuers. Portfolio investments may include debt securities of non-U.S. government and supranational entities, U.S. government and government related debt securities, interest rate and total return swaps, government bond futures and forward contracts, current futures and forward contracts and other derivative or hedging instruments.

The International Income Managed Accounts Portfolio outperformed its comparative index for the twelve-month period ended July 31, 2010. During the reporting period, our strategy remained unchanged. We continued to look for countries with high real yields and countries where we could take advantage of the changing shape of their yield curves.

Over the period, the Portfolio‘s exposure to Colombia, Mexico and New Zealand all positively contributed to performance. In comparison to the Citigroup Index, our underweight to Portugal, Ireland, Italy and Greece also contributed to our outperformance. We had virtually no exposure to these countries, which were under duress throughout the period.

Our underweight to Japan negatively impacted performance. We have been underweight in Japan for some time, since the yield curve there is not steep relative to other countries. Nominal rates were extremely low as well, and we believed there we better opportunities available. However, as global rates declined during the period, Japan was a solid performer.

Our currency overlay strategy detracted from performance, with the Portfolio’s exposure to Poland, Chile and Hungary negatively impacting return. The losses were somewhat offset by some of the income we generated in some of these countries.

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Under normal circumstances, the Portfolio will invest at least 80% of its assets in fixed-income securities, including U.S. Treasury and agency bonds, asset backed securities, U.S. agency mortgage backed securities, commercial mortgage backed securities, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government

Nuveen Investments	3

1	Portfolio since inception returns are from 12/27/07. Index since inception returns are from 12/31/07.

2	The Citigroup World Government Bond ex-U.S. (Hedged) Index is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Barclays Capital Credit/Mortgage Index is a market-weighted blend of the Barclays Capital U.S. Credit Index and the Barclays Capital MBS Index. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization weighted measure of U.S.-traded investment grade bonds, including U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds and a small amount of foreign bonds traded in the U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

bonds, emerging market debt, futures, options, interest rate derivatives, currency forwards total return swaps, credit default swaps, and other short-term securities or instruments.

The Portfolio outperformed both comparative indexes for the twelve-month period ended July 31, 2010. In general, spreads tightened and this benefited our corporate bond holdings — in particular our high yield bonds. As general fears of corporate defaults eased, high yield bonds performed well. Over that past several reporting periods, we moved the Portfolio from a fairly conservative exposure in high yield securities to a more aggressive high yield position. As this period came to an end, we were beginning to see high yield bonds become more fully priced. As a result, we were more cautious about taking new positions.

Our holdings of asset-backed securities (ABS) also positively impacted performance. We continued to focus on auto and credit card ABS. Auto loans are the second largest subsector in the ABS market, and securities backed by credit card receivables have been a benchmark for the ABS market since they were first introduced in 1987. In addition, our mortgaged backed securities also contributed to the Portfolio’s outperformance versus the index.

Our slight underweight to investment grade corporate securities hurt performance. While we used index swaps and total return swaps to capture some of this return, the overall position detracted from relative return.

The Portfolio’s exposure to interest rates in Colombia, Mexico and New Zealand all positively contributed to performance. In comparison to the indexes, our underweight to Portugal, Ireland, Italy and Greece also contributed to the Portfolio’s outperformance. We had virtually no exposure to these countries, which were under duress throughout the period.

Our currency overlay strategy detracted from performance. The Portfolio’s exposure to Poland, Chile and Hungary negatively impacted return, although the losses were offset to a degree from the income we generated in some of these countries.

Class A Shares – Average Annual Total Returns as of 7/31/10

	Average Annual
	1-Year	Since inception[1]
International Income Managed Accounts Portfolio	7.50%	5.01%
Citigroup World Government Bond ex-U.S. (Hedged) Index[2]	4.70%	5.28%
Enhanced Multi-Strategy Income Managed Accounts Portfolio	20.88%	15.79%
Barclays Capital Credit/Mortgage Index[3]	9.45%	7.70%
Barclays Capital U.S. Aggregate Bond Index[4]	8.91%	5.75%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Shares are available without a sales charge. The Adviser does not charge any investment advisory or administrative fees directly to the Portfolios, and has also agreed irrevocably to waive all fees and pay or reimburse all expenses of the Portfolios; see Footnote 7 — Management Fees and Other Transactions with Affiliate for more information. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

International Income Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or the redemption of Portfolio shares.

The index comparisons show the change in value of a $10,000 investment in the Nuveen Portfolios compared with the corresponding indexes. The Citigroup World Government Bond ex-U.S. (Hedged) Index is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Barclays Capital Credit/Mortgage Index is a market-weighted blend of the Barclays Capital U.S. Credit Index and the Barclays Capital MBS Index. The Barclays Capital U.S. Aggregate Bond Index is a market capitalization weighted measure of U.S.-traded investment grade bonds, including U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds and a small amount of foreign bonds traded in the U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Portfolios’ returns include reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	5

Fund Spotlight as of 7/31/10 International Income Managed Accounts Portfolio

Quick Facts

NAV	$9.56
Latest Dividend[1]	$0.0124
Inception Date	12/27/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Fund shares have no sales charge. The Fund is a specialized portfolio developed exclusively for use within Nuveen - sponsored separately managed accounts. Returns reflect an expense limitation from the Fund’s investment adviser.

Average Annual Total Return as of 7/31/10

NAV
1-Year	7.50%
Since Inception	5.01%

Average Annual Total Return as of 6/30/10

NAV
1-Year	5.98%
Since Inception	4.39%

Yields

NAV
Dividend Yield[4]	1.56%
SEC 30-Day Yield[4]	2.48%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio
	4.42%	0.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$3,185
Average Effective Maturity on Securities (Years)	3.17
Average Duration	4.90

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid October 1, 2009. This is the latest monthly dividend declared during the twelve-month period ended July 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding repurchase agreements and investments in derivatives) as of July 31, 2010. The ratings disclosed are using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of July 31, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

6	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 International Income Managed Accounts Portfolio

Risk Considerations

An investment in the Fund is subject to market risk or the risk that the value of the bonds in the portfolio will decline; credit risk, which is the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The Fund’s investments in non-U.S. securities present additional risks such as potentially adverse political, currency, social or regulatory developments in a country including excessive taxation, lack of liquidity or differing legal and accounting standards. These risks are magnified in emerging markets.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,073.00	$1,023.46
Expenses Incurred During Period	$1.39	$1.35

Expenses are equal to the Fund’s annualized net expense ratio of 0.27% for the six-month period.

Nuveen Investments	7

Fund Spotlight as of  7/31/10 Enhanced Multi-Strategy Income Managed Accounts Portfolio

Quick Facts

NAV	$11.75
Latest Dividend[1]	$0.0535
Inception Date	12/27/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Fund shares have no sales charge. The Fund is a specialized portfolio developed exclusively for use within Nuveen - sponsored separately managed accounts. Returns reflect an expense limitation from the Fund’s investment adviser.

Average Annual Total Return as of 7/31/10

NAV
1-Year	20.88%
Since Inception	15.79%

Average Annual Total Return as of 6/30/10

NAV
1-Year	22.87%
Since Inception	14.88%

Yields

NAV
Dividend Yield[4]	5.46%
SEC 30-Day Yield[4]	5.65%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio
	3.04%	0.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses. The expense ratios are those shown in the most recent Fund prospectus.

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$6,336
Average Effective Maturity on Securities (Years)	13.18
Average Duration	6.17

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid August 2, 2010. This is the latest monthly dividend declared during the twelve-month period ended July 31, 2010. Effective April 1, 2010, the Fund changed its declaration, record and ex-dividend date to daily. The Fund will continue to pay dividends monthly. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders for further information.

2	As a percentage of total investments (excluding repurchase agreements and investments in derivatives) as of July 31, 2010. The ratings disclosed are using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of July 31, 2010. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

8	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Enhanced Multi-Strategy Income Managed Accounts Portfolio

Corporate Debt: Industries[1]
Diversified Telecommunication Services	13.9%
Media	11.0%
Oil, Gas & Consumable Fuels	9.6%
Diversified Financial Services	7.4%
Commercial Banks	5.1%
Capital Markets	4.8%
Multiline Retail	4.5%
Hotels, Restaurants & Leisure	4.2%
Wireless Telecommunication Services	4.0%
Metals & Mining	2.9%
Commercial Services & Supplies	2.8%
Consumer Finance	2.5%
Food & Staples Retailing	2.5%
Household Durables	2.4%
Chemicals	2.0%
Auto Components	1.8%
Other	18.6%
1	As a percentage of total corporate debt holdings as of July 31, 2010. Corporate debt holdings include corporate bonds (high-yield investment grade rated), convertible bonds and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. The percentage of ”Other” corporate debt represents the total of all corporate debt industries that recalculate to less than 1.8% of total corporate debt holdings. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that the value of bonds in the portfolio will decline; credit risk, or the risk that an issuer of a bond will be unable to make interest and principal payments when due; and interest rate risk, the risk that interest rates will rise, causing bond prices to fall. The value of the Fund’s mortgage-related securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall; and later than expected, which could happen when interest rates rise. The Fund’s potential investments in non-U.S. securities present additional risks such as adverse political, currency, social or regulatory developments in a country. These risks are magnified in emerging markets. The risk of volatility is heightened for the portfolio due to the use of alternative investments or complex investment strategies.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,091.70	$1,024.79
Expenses Incurred During Period	$0.00	$0.00

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% for the six-month period.

Nuveen Investments	9

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Income Managed Accounts Portfolio and Enhanced Multi-Strategy Income Managed Accounts Portfolio (each a series of the Nuveen Managed Accounts Portfolio Trust, hereafter referred to as the “Funds”) at July 31, 2010, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

10	Nuveen Investments

Portfolio of Investments

International Income Managed Accounts Portfolio

July 31, 2010

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SOVEREIGN DEBT – 40.5%

		Colombia – 14.3%

650,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	$458,142
		Czech Republic – 8.4%

5,000	CZK	Czech Republic Government Bond	2.800%	9/16/13	A+	266,409
		France – 13.6%

215	EUR	Republic of France	3.000%	10/25/15	AAA	293,932

100	EUR	Republic of France	3.750%	10/25/19	AAA	139,694
		Total France				433,626
		Peru – 2.9%

250	PEN	Republic of Peru	6.950%	8/12/31	Baa3	92,627
		Poland – 1.3%

130	PLN	Republic of Poland	5.250%	10/25/20	A	40,719
		Total Sovereign Debt (cost $1,235,566)				1,291,523

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		SHORT-TERM INVESTMENTS – 60.8%

		U.S. Government and Agency Obligations – 53.4%

$600		Federal Home Loan Banks, Discount Notes	0.000%	11/26/10	AAA	$599,652

149		Federal Home Loan Banks, Discount Notes	0.000%	1/04/11	AAA	148,859

600		Federal Home Loan Banks, Discount Notes	0.000%	3/02/11	AAA	599,046

350		United States of America Treasury Notes	0.875%	5/31/11	AAA	351,723
1,699		Total U.S. Government and Agency Obligations				1,699,280
		Repurchase Agreements – 7.4%

236		Repurchase Agreement with State Street Bank, dated 7/30/10, repurchase price $235,815, collateralized by $230,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $241,592	0.020%	8/02/10	N/A	235,815
		Total Short-Term Investments (cost $1,934,798)				1,935,095
		Total Investments (cost $3,170,364) – 101.3%				3,226,618
		Other Assets Less Liabilities – (1.3)%				(41,350)
		Net Assets – 100%				$3,185,268

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at July 31, 2010:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (USD)
Brazilian Real	219,000	U.S. Dollar	123,939	8/03/10	$(578)
Colombian Peso	804,700,000	U.S. Dollar	403,005	8/02/10	(33,123)
Colombian Peso	804,700,000	U.S. Dollar	433,918	9/30/10	(1,419)
Colombian Peso	74,200,000	U.S. Dollar	40,000	9/30/10	(142)
Czech Republic Koruna	2,057,445	U.S. Dollar	104,595	9/30/10	(3,471)
Czech Republic Koruna	3,078,634	U.S. Dollar	149,073	10/08/10	(12,622)
Euro	330,000	U.S. Dollar	428,018	9/30/10	(1,993)
Peruvian Nouveau Sol	256,250	U.S. Dollar	90,039	1/12/11	(452)
Polish Zloty	121,537	U.S. Dollar	39,202	9/30/10	(179)

Nuveen Investments	11

Portfolio of Investments

International Income Managed Accounts Portfolio (continued)

July 31, 2010

Forward Foreign Currency Exchange Contracts outstanding at July 31, 2010 (continued):

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (USD)
U.S. Dollar	104,160	Australian Dollar	120,000	9/16/10	$3,862
U.S. Dollar	121,613	Brazilian Real	219,000	8/03/10	2,904
U.S. Dollar	123,144	Brazilian Real	219,000	9/02/10	485
U.S. Dollar	434,269	Colombian Peso	804,700,000	8/02/10	1,859
U.S. Dollar	114,524	Indonesian Rupiah	1,051,330,000	10/01/10	1,801
U.S. Dollar	109,066	Mexican Peso	1,404,095	9/14/10	1,383
U.S. Dollar	120,000	Turkish Lira	183,188	9/30/10	337
					$(41,348)

Interest Rate Swaps outstanding at July 31, 2010:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (USD)	Unrealized Appreciation (Depreciation) (USD)
Citibank	300,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$3	$3
Credit Suisse	28,000,000	JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually	11/26/11	373	373
Credit Suisse	860,000	CHF	Receive	6-Month LIBOR-BBA	0.565	Annually	7/23/12	(800)	(800)
Credit Suisse	46,500,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(6,241)	(6,241)
Credit Suisse	18,500,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	7,470	7,470
Credit Suisse	180,000	CHF	Pay	6-Month LIBOR-BBA	1.883	Annually	7/23/20	(767)	(767)
Deutsche Bank AG	500,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	5,124	5,124
Deutsche Bank AG	4,000,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	31,210	31,210
JPMorgan	243,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/10/14	7,420	7,623
JPMorgan (3)	800,000	BRL	Pay	BRL-CDI	12.000	1/02/17	1/02/17	1,988	1,988
JPMorgan	90,000	GBP	Receive	6-Month LIBOR-BBA	3.365	Semi-Annually	1/07/15	(6,902)	(6,902)
JPMorgan	194,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(3,028)	(3,028)
Morgan Stanley	100,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(4,492)	(4,492)
Morgan Stanley	1,250,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(1,375)	(1,375)
RBC	880,000	CAD	Receive	3-Month CAD-BA-CDOR	1.650	Semi-Annually	7/23/12	(1,585)	(1,585)
RBC	200,000	CAD	Pay	3-Month CAD-BA-CDOR	3.460	Semi-Annually	7/23/20	1,750	1,750
RBC	200,000	CAD	Pay	3-Month CAD-BA-CDOR	3.705	Semi-Annually	5/07/20	7,546	7,546
RBC	390,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	18,475	31,406
RBC	150,000	AUD	Pay	6-Month AUD-BBR	6.100	Semi-Annually	1/14/20	4,992	4,992
UBS AG	1,900,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(2,000)	(2,000)
									$72,295
*	Annualized.

12	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/A	Not applicable.

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Republic Koruna

EUR	Euro

GBP	British Pound

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Nouveau Sol

PLN	Polish Zloty

SEK	Swedish Krona

USD	U.S. Dollar

AUD-BBR	Australian Dollar-BankBill Rate
BRL-CDI	Brazilian AverageOvernight Inter-Bank Deposit Offered Rate
CAD-BA-CDOR	Canadian Dollar-BankersAcceptance-Canadian Deposit Offered Rate
CLICP	Sinacofi ChileInter-Bank Rate Average
KRW-CD-KSDA	Korean Won-Certificatesof Deposit-Korean Securities Dealers Association
LIBOR-BBA	London Inter-BankOffered Rate-British Bankers’ Association
MXN-TIIE	Mexican PesoInter-Bank Equilibrium Interest Rate
NZD-BBR	New ZealandDollar-Bank Bill Rate
PRIBOR	Czech RepublicInter-Bank Offered Rate
STIBOR	Stockholm Inter-BankOffered Rate

TELBOR	Tel-Aviv Inter-BankOffered Rate

WIBOR	Warsaw Inter-BankOffered Rate

See accompanying notes to financial statements.

Nuveen Investments	13

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio

July 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 41.3%

	Aerospace & Defense – 0.7%

$5	BE Aerospace Inc.	8.500%	7/01/18	BB	$5,450

25	Global Aviation Holdings, 144A	14.000%	8/15/13	BB–	26,656

10	Raytheon Company	4.400%	2/15/20	A–	10,889

40	Total Aerospace & Defense				42,995

	Auto Components – 0.8%

20	ArvinMeritor Inc.	10.625%	3/15/18	Caa1	21,900

25	Lear Corporation	7.875%	3/15/18	BB–	26,125

45	Total Auto Components				48,025

	Beverages – 0.6%

20	Anheuser Busch InBev, 144A	5.375%	11/15/14	BBB+	22,212

5	Miller Brewing Company, 144A	5.500%	8/15/13	BBB+	5,496

10	PepsiCo Inc.	3.750%	3/01/14	Aa3	10,770

35	Total Beverages				38,478

	Building Products – 0.4%

25	Ryland Group Inc.	6.625%	5/01/20	BB-	23,750

	Capital Markets – 2.0%

20	Bank of New York Mellon	4.300%	5/15/14	Aa2	21,687

95	Goldman Sachs Group, Inc.	5.500%	11/15/14	A1	103,529

115	Total Capital Markets				125,216

	Chemicals – 0.8%

20	CF Industries Inc.	6.875%	5/01/18	BB+	21,050

10	E.I. Du Pont de Nemours and Company	3.250%	1/15/15	A	10,540

15	Methanex Corporation	8.750%	8/15/12	BBB–	15,694

5	Praxair, Inc.	4.500%	8/15/19	A	5,350

50	Total Chemicals				52,634

	Commercial Banks – 2.1%

20	BB&T Corporation	5.700%	4/30/14	A1	22,262

10	Fifth Third Bancorp.	6.250%	5/01/13	Baa1	10,916

10	KeyCorp.	6.500%	5/14/13	BBB+	10,995

45	Morgan Stanley	5.625%	9/23/19	A	45,822

15	US Bancorp	4.200%	5/15/14	Aa3	16,318

25	Wells Fargo & Company	5.250%	10/23/12	AA–	26,930

125	Total Commercial Banks				133,243

	Commercial Services & Supplies – 1.2%

25	Browning Ferris-Allied Waste	9.250%	5/01/21	BBB	31,198

25	Geokinetics Holdings Inc., 144A	9.750%	12/15/14	B2	22,250

20	Kratos Defense & Security Solutions Inc., 144A	10.000%	6/01/17	B+	20,825

70	Total Commercial Services & Supplies				74,273

14	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.0%

$35	American Express Credit Corporation	7.300%	8/20/13	A2	$40,146

25	Provident Funding Associates, 144A	10.250%	4/15/17	Ba3	25,625

60	Total Consumer Finance				65,771

	Containers & Packaging – 0.1%

5	Intertape Polymer US Inc.	8.500%	8/01/14	Caa1	4,075

5	Rock-Tenn Company	5.625%	3/15/13	BBB–	5,125

10	Total Containers & Packaging				9,200

	Diversified Financial Services – 3.1%

50	Citigroup Inc.	6.125%	11/21/17	A	53,608

25	General Electric Capital Corporation	6.875%	1/10/39	AA+	28,283

75	JPMorgan Chase & Company	6.000%	1/15/18	Aa3	84,780

25	National Rural Utilities Cooperative Finance Corporation	7.250%	3/01/12	A	27,423

175	Total Diversified Financial Services				194,094

	Diversified Telecommunication Services – 5.7%

35	AT&T, Inc.	6.800%	5/15/36	A	41,054

25	Cequel Communication Holdings I, 144A	8.625%	11/15/17	B–	25,624

25	Cincinnati Bell Inc.	8.750%	3/15/18	B–	24,563

25	Citizens Communications Company	9.000%	8/15/31	BB	25,750

10	Cox Communications, Inc.	5.500%	10/01/15	Baa2	11,200

15	France Telecom	5.375%	7/08/19	A–	16,772

25	Insight Communications, 144A	9.375%	7/15/18	B–	26,563

25	Paetec Holding Corporation	8.875%	6/30/17	B1	25,969

30	Qwest Communications International Inc., 144A	7.125%	4/01/18	Ba3	31,200

50	Telecom Italia Capital	5.250%	10/01/15	BBB	52,713

25	Telefonica Emisiones SAU	4.949%	1/15/15	A–	26,936

45	Verizon Communications	6.250%	4/01/37	A	50,012

335	Total Diversified Telecommunication Services				358,356

	Electric Utilities – 0.3%

25	Edison Mission Energy	7.625%	5/15/27	B–	15,875

	Electronic Equipment & Instruments – 0.3%

15	ViaSystems Inc., 144A	12.000%	1/15/15	B+	16,406

	Energy Equipment & Services – 0.5%

5	Nabors Industries Inc., 144A	9.250%	1/15/19	BBB+	6,368

25	Plains All American Pipeline L.P.	5.750%	1/15/20	BBB–	26,973

30	Total Energy Equipment & Services				33,341

	Food & Staples Retailing – 1.0%

10	Safeway Inc.	6.250%	3/15/14	BBB	11,480

50	Wal-Mart Stores, Inc.	3.200%	5/15/14	AA	53,058

60	Total Food & Staples Retailing				64,538

Nuveen Investments	15

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.2%

$5	Kraft Foods Inc.	6.125%	2/01/18	Baa2	$5,783

5	Michael Foods Inc., 144A	9.750%	7/15/18	B–	5,275

10	Total Food Products				11,058

	Hotels, Restaurants & Leisure – 1.7%

20	Brunswick Corporation	7.375%	9/01/23	Caa1	16,500

25	Dave and Busters Inc., 144A	11.000%	6/01/18	B–	26,000

20	Harrah’s Operating Company, Inc.	11.250%	6/01/17	B	21,700

15	McDonald’s Corporation	5.800%	10/15/17	A	17,707

25	Universal City Development Partners, 144A	10.875%	11/15/16	B3	27,000

105	Total Hotels, Restaurants & Leisure				108,907

	Household Durables – 1.0%

15	MDC Holdings Inc.	5.625%	2/01/20	BBB-	14,560

25	Meritage Homes Corporation, 144A	7.150%	4/15/20	B+	22,875

25	Norcraft Companies Finance, 144A	10.500%	12/15/15	B2	26,375

65	Total Household Durables				63,810

	Household Products – 0.2%

10	Clorox Company	3.550%	11/01/15	BBB+	10,621

	Independent Power Producers & Energy Traders – 0.3%

25	Dynegy Holdings, Inc.	7.750%	6/01/19	B–	17,625

	Industrial Conglomerates – 0.2%

10	Tyco International Group	6.000%	11/15/13	A–	11,284

	Insurance – 0.7%

25	Berkshire Hathaway Inc.	5.400%	5/15/18	AA+	28,011

15	MetLife Inc.	7.717%	2/15/19	A–	18,416

40	Total Insurance				46,427

	IT Services – 0.8%

15	First Data Corporation	9.875%	9/24/15	B–	12,150

10	Fiserv Inc.	6.125%	11/20/12	Baa2	10,966

25	Seagate HDD Cayman, 144A	6.875%	5/01/20	BB+	24,875

50	Total IT Services				47,991

	Machinery – 0.4%

25	Greenbrier Companies, Inc.	8.375%	5/15/15	CCC	24,187

	Media – 4.5%

15	Allbritton Communications Company	8.000%	5/15/18	B	15,037

5	Clear Channel Worldwide Holdings Inc., 144A	9.250%	12/15/17	B	5,275

50	Comcast Corporation	5.850%	11/15/15	BBB+	57,509

20	McClatchy Company, 144A	11.500%	2/15/17	B1	21,200

35	Nielsen Finance LLC Co.	11.625%	2/01/14	B–	39,463

25	Sinclair Television Group, 144A	9.250%	11/01/17	B2	26,250

40	Time Warner Cable Inc.	6.200%	7/01/13	BBB	45,147

30	Time Warner Inc.	4.875%	3/15/20	BBB	31,631

25	TL Acquisitions Inc., 144A	13.250%	7/15/15	CCC+	24,188

16	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$20	WMG Acquisition Group	9.500%	6/15/16	BB	$21,850

265	Total Media				287,550

	Metals & Mining – 1.2%

5	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	CCC+	4,438

20	BHP Billiton Finance Limited	5.500%	4/01/14	A+	22,651

25	Essar Steel Algoma Inc., 144A	9.375%	3/15/15	B+	24,156

5	Patriot Coal Corporation	8.250%	4/30/18	B+	4,943

10	Steel Dynamics, Inc., 144A	7.625%	3/15/20	BB+	10,287

10	Steel Dynamics, Inc.	7.375%	11/01/12	BB+	10,687

75	Total Metals & Mining				77,162

	Multiline Retail – 1.8%

10	Costco Wholesale Corporation	5.300%	3/15/12	A+	10,701

20	CVS Caremark Corporation	3.250%	5/18/15	BBB+	20,613

20	Home Depot, Inc.	5.400%	3/01/16	BBB+	22,464

35	Target Corporation	5.375%	5/01/17	A+	40,179

20	Toys R Us Property Company Inc., 144A	10.750%	7/15/17	B+	22,675

105	Total Multiline Retail				116,632

	Multi-Utilities – 0.4%

25	Bon-Ton Department Stores Inc.	10.250%	3/15/14	CCC+	24,594

	Oil, Gas & Consumable Fuels – 3.9%

10	Anadarko Petroleum Corporation	7.625%	3/15/14	BBB-	10,528

20	ATP Oil & Gas Corporation, 144A	11.875%	5/01/15	CCC+	14,900

25	BP Capital Markets PLC	3.625%	5/08/14	A	24,041

10	Chevron Corporation	3.950%	3/03/14	Aa1	10,820

20	Enbridge Energy Partners LP	5.200%	3/15/20	BBB	21,047

12	Energy XXI Gulf Coast Inc., 144A	16.000%	6/15/14	B+	14,105

30	Enterprise Products Operating Group LLP	4.600%	8/01/12	BBB-	31,482

10	EOG Resources Inc.	5.625%	6/01/19	A–	11,493

10	McMoran Exploration Corporation	11.875%	11/15/14	B	10,400

25	NFR Energy LLC / Finance Corporation, 144A	9.750%	2/15/17	B	25,625

20	Occidental Petroleum Corporation	4.125%	6/01/16	A	22,136

15	Sandridge Energy Inc.	8.625%	4/01/15	B+	15,187

5	Sandridge Energy Inc., 144A	8.750%	1/15/20	B+	5,125

25	SunCor Energy Inc.	6.100%	6/01/18	BBB+	29,002

5	W&T Offshore, Inc., 144A	8.250%	6/15/14	B+	4,725

242	Total Oil, Gas & Consumable Fuels				250,616

	Real Estate Investment Trust – 0.3%

20	Potlatch Corporation, 144A	7.500%	11/01/19	Ba1	20,425

	Road & Rail – 0.4%

25	DynCorp International Inc., 144A	10.375%	7/01/17	B1	25,969

Nuveen Investments	17

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 0.5%

$25	Michael’s Stores	0.000%	11/01/16	CCC	$23,437

10	TJX Companies, Inc.	4.200%	8/15/15	A	10,967

35	Total Specialty Retail				34,404

	Tobacco – 0.6%

30	Altria Group Inc.	8.500%	11/10/13	Baa1	35,645

	Wireless Telecommunication Services – 1.6%

25	Cricket Communications Inc.	10.000%	7/15/15	B–	26,875

25	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	26,625

20	MetroPCS Wireless Inc.	9.250%	11/01/14	B	21,000

5	Nokia Corporation	5.375%	5/15/19	A	5,346

25	Sprint Capital Corporation	6.900%	5/01/19	BB–	23,969
100	Total Wireless Telecommunication Services				103,815
$2,477	Total Corporate Bonds (cost $2,428,942)				2,614,917

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CONVERTIBLE BONDS – 0.1%

	Diversified Telecommunication Services – 0.1%

$5	Qwest Communications International Inc.	7.500%	2/15/14	Ba3	$5,150
	Total Convertible Bonds (cost $4,718)				5,150

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 74.5%

	Autos – Asset-Backed Securities – 10.0%

$117	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	$119,765

295	Daimler Chrysler Auto Trust 2008B	4.710%	9/10/12	AAA	300,204

87	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	88,529

117	Volkswagen Auto Loan Enhanced Trust, 2008-2, Class A3A	5.470%	3/20/13	AAA	121,508

616	Total Autos – Asset-Backed Securities				630,006

	Residential – Mortgage-Backed Securities – 64.5%

757	Federal National Mortgage Association Pool 929182	5.000%	3/01/38	AAA	807,524

103	Federal National Mortgage Association Pool 946228	6.166%	9/01/37	AAA	111,689

893	Federal National Mortgage Association Pool 984834 (3)	5.000%	7/01/38	AAA	952,859

2,050	Federal National Mortgage Association Pool (MDR) (WI/DD)	5.500%	TBA	AAA	2,216,882
3,803	Total Residential – Mortgage-Backed Securities				4,088,954
$4,419	Total Asset-Backed and Mortgage-Backed Securities (cost $4,566,241)				4,718,960

Principal Amount (000)	Description (1)	Optional Call Provisions (4)	Ratings (2)	Value
	MUNICIPAL BONDS – 0.7%

	Connecticut – 0.7%

$40	Connecticut State, General Obligation Bonds, Series 2008A, 5.850%, 3/15/32	3/18 at 100.00	AA	$42,574
	Total Municipal Bonds (cost $40,000)			42,574

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 6.1%

$75	United States of America Treasury Bonds	4.250%	5/15/39	AAA	$78,480

20	United States of America Treasury Notes	1.375%	5/15/12	AAA	20,313

125	United States of America Treasury Notes (3)	3.875%	2/15/13	AAA	135,332

40	United States of America Treasury Notes	3.625%	2/15/20	AAA	42,466

125	United States of America Treasury Securities, STRIPS (P/O)	0.000%	5/15/30	AAA	56,389

20	United States of America Treasury Securities, STRIPS (P/O)	0.000%	2/15/37	Aaa	6,669

165	United States of America Treasury Securities, STRIPS (P/O)	0.000%	5/15/39	AAA	49,341
$570	Total U.S. Government and Agency Obligations (cost $362,630)				388,990

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SOVEREIGN DEBT – 2.3%

	Peru – 2.3%

400 PEN	Republic of Peru	6.950%	8/12/31	Baa3	$148,204
	Total Sovereign Debt (cost $142,760)				148,204

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 9.5%

$601	Repurchase Agreement with State Street Bank, dated 7/30/10,		0.020%	8/02/10	$601,204
	repurchase price $601,205, collateralized by $585,000
	U.S Treasury Notes, 2.500%, due 4/30/15, value $614,484
	Total Short-Term Investments (cost $601,204)				601,204
	Total Investments (cost $8,146,495) – 134.5%				8,519,999
	Other Assets Less Liabilities – (34.5)%				(2,183,822)
	Net Assets – 100%				$6,336,177

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at July 31, 2010:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (USD)
Brazilian Real	346,750	U.S. Dollar	196,237	8/03/10	$(914)
Peruvian Nouveau Sol	410,000	U.S. Dollar	144,062	1/12/11	(723)
U.S. Dollar	164,920	Australian Dollar	190,000	9/16/10	6,114
U.S. Dollar	192,553	Brazilian Real	346,750	8/03/10	4,598
U.S. Dollar	194,979	Brazilian Real	346,750	9/02/10	767
U.S. Dollar	189,214	Indonesian Rupiah	1,736,980,000	10/01/10	2,976
U.S. Dollar	188,387	Mexican Peso	2,425,255	9/14/10	2,388
U.S. Dollar	190,000	Turkish Lira	290,048	9/30/10	533
					$15,739

Nuveen Investments	19

Portfolio of Investments

Enhanced Multi-Strategy Income Managed Accounts Portfolio (continued)

July 31, 2010

Interest Rate Swaps outstanding at July 31, 2010:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Value (USD)	Unrealized Appreciation (Depreciation) (USD)
Citibank	1,500,000	PLN	Pay	6-Month WIBOR	5.340%	Annually	7/06/20	$13	$13
Credit Suisse	33,000,000	JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually	11/26/11	440	440
Credit Suisse	1,660,000	CHF	Receive	6-Month LIBOR-BBA	0.565	Annually	7/23/12	(1,545)	(1,545)
Credit Suisse	55,000,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(7,382)	(7,382)
Credit Suisse	22,000,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	8,883	8,883
Credit Suisse	360,000	CHF	Pay	6-Month LIBOR-BBA	1.883	Annually	7/23/20	(1,534)	(1,534)
Deutsche Bank AG	1,500,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	15,374	15,374
Deutsche Bank AG	6,500,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	50,716	50,716
JPMorgan	274,000,000	CLP	Pay	6-Month CLICP	4.580	Semi-Annually	8/10/14	8,366	8,510
JPMorgan (7)	1,300,000	BRL	Pay	BRL-CDI	12.000	1/02/17	1/02/17	3,230	3,230
JPMorgan	400,000	GBP	Receive	6-Month LIBOR-BBA	3.365	Semi-Annually	1/07/15	(30,675)	(30,675)
JPMorgan	949,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(14,810)	(14,810)
Morgan Stanley	500,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(22,462)	(22,462)
Morgan Stanley	6,000,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(6,599)	(6,599)
RBC	1,760,000	CAD	Receive	3-Month CAD-BA-CDOR	1.650	Semi-Annually	7/23/12	(3,171)	(3,171)
RBC	400,000	CAD	Pay	3-Month CAD-BA-CDOR	3.460	Semi-Annually	7/23/20	3,500	3,500
RBC	250,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	11,849	12,003
UBS AG	7,000,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(7,368)	(7,368)
									$7,123
*	Annualized.

Credit Default Swaps outstanding at July 31, 2010:

Counterparty	Referenced Entity	Buy/Sell Protection	Current Credit Spread (5)	Notional Amount (USD)	Fixed Rate	Termination Date	Value (USD)	Unrealized Appreciation (Depreciation) (USD)
JPMorgan	DJ Investment Grade CDX	Sell (6)	0.96%	$3,000,000	1.000%	12/20/14	$8,517	$(22,557)
JPMorgan	DJ High Yield CDX	Sell (6)	4.68	282,000	5.000	6/20/14	4,651	73,036
								$50,479

Futures Contracts outstanding at July 31, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value (USD)	Unrealized Appreciation (Depreciation) (USD)
U.S. 5-Year Treasury Note	Long	3	9/10	$359,484	$4,655
U.S. 10-Year Treasury Note	Long	1	9/10	123,813	185
U.S. 30-Year Treasury Bond	Long	6	9/10	772,313	25,607
					$30,447

20	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(6)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

MDR	Denotes investment is subject to dollar roll transactions.
P/O	Principal only security.

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CZK	Czech Republic Koruna

GBP	British Pound

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Nouveau Sol

PLN	Polish Zloty

SEK	Swedish Krona

USD	U.S. Dollar

BRL-CDI	BrazilianAverage Overnight Inter-Bank Deposit Offered Rate
CAD-BA-CDOR	Canadian Dollar-BankersAcceptance-Canadian Deposit Offered Rate
CLICP	Sinacofi ChileInter-Bank Rate Average
KRW-CD-KSDA	Korean Won-Certificatesof Deposit-Korean Securities Dealers Association
LIBOR-BBA	London Inter-BankOffered Rate-British Bankers’ Association
MXN-TIIE	Mexican PesoInter-Bank Equilibrium Interest Rate
NZD-BBR	New ZealandDollar-Bank Bill Rate
PRIBOR	Czech RepublicInter-Bank Offered Rate
STIBOR	Stockholm Inter-BankOffered Rate
TELBOR	Tel-Aviv Inter-BankOffered Rate
WIBOR	Warsaw Inter-BankOffered Rate

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Assets and Liabilities

July 31, 2010

	International Income	Enhanced Multi-Strategy Income
Assets
Investments, at value (cost $1,235,566 and $7,545,291, respectively)	$1,291,523	$7,918,795
Short-term investments, at value (cost $1,934,798 and $601,204, respectively)	1,935,095	601,204
Cash denominated in foreign currencies (cost $2,686 and $5,925, respectively)	2,759	5,967
Unrealized appreciation on:
Forward foreign currency exchange contracts	12,631	17,376
Interest rate swaps	80,481	78,435
Credit default swaps	—	50,479
Credit default swaps premiums paid	—	31,074
Receivables:
Due from broker (net of amounts uncollectable of $0 and $11,520, respectively)	296,721	1,093
From Adviser	12,177	14,704
Interest	51,737	69,871
Investments sold	—	5,580
Variation margin on futures contracts	—	13,141
Total assets	3,683,124	8,807,719
Liabilities
Cash overdraft	296,721	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	53,979	1,637
Interest rate swaps	8,186	71,312
Interest rate swaps premiums received	13,134	298
Credit default swaps premiums received	—	68,385
Payables:
Due to broker	46,969	—
Dividends	—	28,841
Investments purchased	—	2,210,523
Accrued other expenses	78,867	90,546
Total liabilities	497,856	2,471,542
Net assets	$3,185,268	$6,336,177
Shares outstanding	333,262	539,183
Net asset value per share	$9.56	$11.75
Net Assets Consist of:
Capital paid-in	$3,189,500	$5,386,829
Undistributed (Over-distribution of) net investment income	(21,136)	(13,076)
Accumulated net realized gain (loss)	(71,933)	485,466
Net unrealized appreciation (depreciation)	88,837	476,958
Net assets	$3,185,268	$6,336,177
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Operations

Year Ended July 31, 2010

	International Income	Enhanced Multi-Strategy Income
Investment Income	$75,302	$381,537
Expenses
Shareholders’ servicing agent fees and expenses	19	19
Custodian’s fees and expenses	41,825	60,127
Trustees’ fees and expenses	76	153
Professional fees	31,724	31,951
Shareholders’ reports – printing and mailing expenses	25,379	27,029
Federal and state registration fees	28,070	28,128
Other expenses	5,773	8,739
Total expenses before custodian fee credit and expense reimbursement	132,866	156,146
Custodian fee credit	(4)	(12)
Expense reimbursement	(128,836)	(156,146)
Net expenses	4,026	(12)
Net investment income	71,276	381,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,638	305,144
Forward foreign currency exchange contracts	20,636	(40,311)
Futures contracts	—	119,968
Options written	1,875	2,016
Swaps	30,984	542,226
Swaptions written	(992)	(1,409)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	39,735	112,652
Forward foreign currency exchange contracts	(21,739)	30,154
Futures contracts	—	1,746
Options written	(472)	(1,435)
Swaps	76,864	(305,605)
Net realized and unrealized gain (loss)	151,529	765,146
Net increase (decrease) in net assets from operations	$222,805	$1,146,695

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Changes in Net Assets

	International Income		Enhanced Multi-Strategy Income
	Year Ended 7/31/10	Year Ended 7/31/09	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income	$71,276	$109,136	$381,549	$583,622
Net realized gain (loss) from:
Investments and foreign currency	4,638	(244,421)	305,144	(71,008)
Forward foreign currency exchange contracts	20,636	268,035	(40,311)	45,751
Futures contracts	—	18,198	119,968	10,908
Options written	1,875	6,039	2,016	7,680
Swaps	30,984	54,544	542,226	(349,080)
Swaptions written	(992)	(26,186)	(1,409)	(39,851)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	39,735	17,317	112,652	317,177
Forward foreign currency exchange contracts	(21,739)	(18,047)	30,154	(19,649)
Futures contracts	—	(15,277)	1,746	28,701
Options written	(472)	472	(1,435)	1,435
Swaps	76,864	(13,617)	(305,605)	459,979
Net increase (decrease) in net assets from operations	222,805	156,193	1,146,695	975,665
Distributions to Shareholders
From net investment income	—	(441,533)	(505,683)	(458,299)
From accumulated net realized gains	—	—	—	(107,439)
From return of capital	(12,315)	—	—	—
Decrease in net assets from distributions to shareholders	(12,315)	(441,533)	(505,683)	(565,738)
Fund Share Transactions
Proceeds from sale of shares	6,613	39,249	35,840	38,960
Cost of shares redeemed	—	—	(52,020)	—
Net increase (decrease) in net assets from Fund share transactions	6,613	39,249	(16,180)	38,960
Net increase (decrease) in net assets	217,103	(246,091)	624,832	448,887
Net assets at the beginning of year	2,968,165	3,214,256	5,711,345	5,262,458
Net assets at the end of year	$3,185,268	$2,968,165	$6,336,177	$5,711,345
Undistributed (Over-distribution of) net investment income at the end of year	$(21,136)	$(278,490)	$(13,076)	$62,466

See accompanying notes to financial statements.

24	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of International Income Managed Accounts Portfolio (“International Income”) and Enhanced Multi-Strategy Income Managed Accounts Portfolio (“Enhanced Multi-Strategy Income”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

Each Fund is developed exclusively for use within Nuveen Investments, Inc. (“Nuveen”)-sponsored separately managed accounts. Each Fund is a specialized Fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Funds invest are highly speculative. The Funds enable certain Nuveen-sponsored separately managed account investors to receive greater diversification and return potential than smaller managed accounts might otherwise achieve and to gain access to special investment opportunities normally available only to institutional investors.

International Income’s primary investment objective is total return, with current income as a secondary objective. Under normal circumstances, the Fund will invest directly or indirectly (with currency forwards and similar derivative investments being measured on a notional basis) at least 80% of its net assets in securities and instruments issued or backed by non-U.S. governments and other non-U.S. issuers. The Fund invests in various types of global government debt securities, including debt securities of non-U.S. government and supranational entities, U.S. government and government-related debt securities, interest rate and total return swaps, government bond futures and forward contracts. In investing in non-U.S. dollar instruments, Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, may elect to hedge the currency exposure through the use of currency forward contracts, futures, and other hedging instruments, including, but not limited to, options, interest rate and total return swaps, and similar instruments. The Fund may invest up to 40% of its net assets in debt securities or instruments from emerging markets, and up to 35% of its net assets in debt securities or instruments rated below investment grade or securities that are unrated but deemed by the Adviser to be of equivalent quality. In addition, the Fund may invest up to 20% in debt issued by both U.S. and non-U.S. corporate issuers. These limits apply only at the time of any specific new investments. The Adviser expects the average credit quality of the Fund to be between BBB and AA. Under normal market conditions, the Adviser expects the Fund to maintain an intermediate term average duration, which will generally fall within four to eight years.

Enhanced Multi-Strategy Income’s primary investment objective is total return, with current income as a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, futures, options, interest rate derivatives, currency forwards, total return swaps, credit default swaps, and other short-term securities. In addition, the Fund may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities. The Fund may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity). In investing in non-U.S. dollar instruments, the Adviser may elect to hedge the currency exposure through the use of currency forward contracts, futures, and other hedging instruments, including, but not limited to, options, interest rate and total return swaps, and similar instruments. The Fund may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by the Adviser to be of equivalent quality, which includes U.S. and non-U.S. high yield corporate bonds and securities. The Fund may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets. These limits apply only at the time of any specific new investments. The Adviser expects the average credit quality of the Fund to be rated between A and AA. Under normal market conditions, the Adviser expects the Fund to maintain an intermediate term average duration, which will generally fall within four to seven years. The Funds may use a variety of investment techniques to seek to hedge or help protect against declines in investment portfolio value due to their exposure to interest rate movements, movements in the securities markets and non-U.S. currency exposure. These techniques include the use of derivative instruments, such as interest rate swap transactions, futures contracts, options on futures and non-U.S. exchange transactions on a cash or forward basis, and credit default swaps.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

Nuveen Investments	25

Notes to Financial Statements (continued)

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of fixed-income securities, short-term U.S. and international government securities and derivative instruments are provided by a pricing service approved by the Funds’ Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2010, Enhanced Multi-Strategy Income had outstanding when-issued/delayed delivery purchase commitments of $2,210,523. There were no such purchase commitments in International Income.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

26	Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

During the period August 1, 2009 through March 31, 2010, dividends from net investment income were declared and paid to shareholders monthly. Effective April 1, 2010, the Funds declare dividends from net investment income daily and continue to pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which a Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR” for each of the Funds, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and is recognized as a component of “Investment Income” on the Statement of Operations. Dollar rolls are valued daily. Enhanced Multi-Strategy Income invested in dollar rolls during the fiscal year ended July 31, 2010.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on investments associated with other assets and liabilities, forward foreign exchange contracts, options written, swaps, and swaptions written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on investments associated with other assets and liabilities are recognized as a component of “Change of unrealized gain (loss) from investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts are recognized as a component of “Change in net unrealized gain (loss) from forward foreign currency exchange contracts,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with options written are recognized as a component of “Change in net unrealized gain (loss) from options written,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with swaps are recognized as a component of “Change in net unrealized gain (loss) from swaps,” when applicable.

Nuveen Investments	27

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a shortdated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended July 31, 2010, was as follows:

	International Income	Enhanced Multi-Strategy Income
Average number of forward foreign currency exchange contracts outstanding	28	23

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. International Income did not invest in futures contracts during the fiscal year ended July 31, 2010.

The average number of futures contracts outstanding during the fiscal year ended July 31, 2010, was as follows:

Enhanced Multi-Strategy Income
Average number of futures contracts outstanding	11

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Options Transactions

Each Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in

28	Nuveen Investments

an attempt to manage such risks. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the accompanying financial statement in the same manner as portfolio securities. The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options and/or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from options and/or swaptions written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Funds did not purchase call or put options or swaptions during the fiscal year ended July 31, 2010. The average number of outstanding option and swaption contracts written during the fiscal year ended July 31, 2010, was as follows:

	International Income		Enhanced Multi-Strategy Income
Average number of outstanding option contracts written*	1	**	2	**

	International Income		Enhanced Multi-Strategy Income
Average number of outstanding swaption contracts written*	—	**	—	**
*	Includes both calls and puts, where applicable.
**	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not invested in option or swaption contracts written at the end of the reporting period.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds’ contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period recognized on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by the Funds is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains and losses recognized upon the termination of a interest rate swap contract and are equal to the difference between the Funds’ basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense.

The average number of interest rate swap contracts outstanding during the fiscal year ended July 31, 2010, was as follows:

	International Income	Enhanced Multi-Strategy Income
Average number of interest rate swap contracts outstanding	21	19

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short

Nuveen Investments	29

Notes to Financial Statements (continued)

position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are recognized as “Credit default swap premiums paid and/or received” on the Statement of Assets and Liabilities. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. International Income did not invest in credit default swap contracts during the fiscal year ended July 31, 2010.

The average notional amount of credit default swap contracts outstanding during the fiscal year ended July 31, 2010, was as follows:

Enhanced Multi-Strategy Income
Average notional amount of credit default swap contracts outstanding	$4,391,200

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

30	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2010:

International Income	Level 1	Level 2	Level 3	Total
Investments:
Sovereign Debt	$—	$1,291,523	$—	$1,291,523
Short-Term Investments	587,538	1,347,557	—	1,935,095
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	(41,348)	—	(41,348)
Interest Rate Swaps*	—	70,307	1,988	72,295
Total	$587,538	$2,668,039	$1,988	$3,257,565

Enhanced Multi-Strategy Income	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$2,614,917	$—	$2,614,917
Convertible Bonds	—	5,150	—	5,150
Asset-Backed and Mortgage-Backed Securities	—	4,718,960	—	4,718,960
Municipal Bonds	—	42,574	—	42,574
U.S. Government and Agency Obligations	276,591	112,399	—	388,990
Sovereign Debt	—	148,204	—	148,204
Short-Term Investments	601,204	—	—	601,204
Derivatives:
Forward Foreign Currency Exchange Contracts*	—	15,739	—	15,739
Interest Rate Swaps*	—	3,893	3,230	7,123
Credit Default Swaps*	—	50,479	—	50,479
Futures Contracts*	30,447	—	—	30,447
Total	$908,242	$7,712,315	$3,230	$8,623,787
*	Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	International Income Level 3 Interest Rate Swaps*	Enhanced Multi-Strategy Income Level 3 Interest Rate Swaps*
Balance at the beginning of year	$—	$—
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	1,988	3,230
Net purchases at cost (sales at proceeds)	—	—
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	—	—
Balance at the end of year	$1,988	$3,230
*	Represents net unrealized appreciation (depreciation).

Nuveen Investments	31

Notes to Financial Statements (continued)

“Change in net unrealized appreciation (depreciation) of swaps” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

	International Income	Enhanced Multi-Strategy Income
Level 3 net unrealized appreciation (depreciation)	$1,988	$3,230

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of July 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

International Income
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$12,631	Unrealized depreciation on forward foreign currency exchange contracts	$53,979
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	99,485	Unrealized depreciation on interest rate swaps*	27,190
Total			$112,116		$81,169
*	Value represents cumulative unrealized appreciation (depreciation) of swap contracts as reported on the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

Enhanced Multi-Strategy Income
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$17,376	Unrealized depreciation on forward foreign currency exchange contracts	$1,637
Interest Rate	Futures	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	30,447	Deposits with brokers for open futures contracts and Payable for variation margin on futures contracts*	—
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps**	102,669	Unrealized depreciation on interest rate swaps**	95,546
Credit	Swaps	Unrealized appreciation on credit default swaps**	73,036	Unrealized depreciation on credit default swaps**	22,557
Total			$223,528		$119,740
*	Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.
**	Value represents cumulative unrealized appreciation (depreciation) of swap contracts as reported on the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

32	Nuveen Investments

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Foreign Currency Exchange Rate	$ 20,636	$(40,311)

Net Realized Gain (Loss) from Futures Contracts	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$ —	$119,968

Net Realized Gain (Loss) from Options Written	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$1,875	$2,016

Net Realized Gain (Loss) from Swaps	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$ 30,984	$(45,037)
Credit	—	587,263
Total	$ 30,984	$542,226

Net Realized Gain (Loss) from Swaptions Written	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$(992)	$(1,409)

Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Foreign Currency Exchange Rate	$(21,739)	$30,154

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$—	$1,746

Change in Net Unrealized Appreciation (Depreciation) of Options Written	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$(472)	$(1,435)

Change in Net Unrealized Appreciation (Depreciation) of Swaps	International Income	Enhanced Multi-Strategy Income
Risk Exposure
Interest Rate	$76,864	$50,235
Credit	—	(355,840)
Total	$76,864	$(305,605)

Nuveen Investments	33

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	International Income
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold	740	$6,613	4,376	$39,249
Shares redeemed	—	—	—	—
Net Increase (Decrease)	740	$6,613	4,376	$39,249

	Enhanced Multi-Strategy Income
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold	3,214	$35,840	4,023	$38,960
Shares redeemed	(4,735)	(52,020)	—	—
Net Increase (Decrease)	(1,521)	$(16,180)	4,023	$38,960

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the fiscal year ended July 31, 2010, were as follows:

	International Income	Enhanced Multi-Strategy Income
Purchases:
Investment securities	$1,737,996	$13,621,608
U.S. Government and agency obligations	116,979	632,239
Sales and maturities:
Investment securities	1,204,552	14,672,312
U.S. Government and agency obligations	475,034	595,447

Transactions in call and put options written during the fiscal year ended July 31, 2010, were as follows:

	International Income		Enhanced Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	1	$675	3	$2,025
Options written	—	—	—	—
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(1)	(675)	(3)	(2,025)
Outstanding, end of year	—	$—	—	$—

Transactions in call and put swaptions written during the fiscal year ended July 31, 2010, were as follows:

	International Income		Enhanced Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	—	$—	—	$—
Swaptions written	13	9,116	13	17,521
Swaptions terminated in closing purchase transactions	(7)	(5,268)	(7)	(10,180)
Swaptions expired	(6)	(3,848)	(6)	(7,341)
Outstanding, end of year	—	$—	—	$—

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, amortization of premium and timing and character differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

34	Nuveen Investments

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	International Income	Enhanced Multi-Strategy Income
Cost of investments	$3,177,558	$8,149,072
Gross unrealized:
Appreciation	65,739	380,178
Depreciation	(16,679)	(9,251)
Net unrealized appreciation (depreciation) of investments	$49,060	$370,927

Permanent differences, primarily due to federal taxes paid, net operating losses, return of capital distributions, treatment of notional principal contracts and foreign currency reclassifications resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ tax year-end, as follows:

	International Income	Enhanced Multi-Strategy Income
Capital paid-in	$(137,455)	$(2,457)
Undistributed (Over–distribution of) net investment income	198,393	48,592
Accumulated net realized gain (loss)	(60,938)	(46,135)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ tax year end, were as follows:

	International Income	Enhanced Multi-Strategy Income
Undistributed net ordinary income*	$—	$243,179
Undistributed net long-term capital gains	—	322,950
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period July 1, 2010 through July 31, 2010 and paid on August 2, 2010. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	International Income	Enhanced Multi-Strategy Income
Distributions from net ordinary income*	$3,709	$522,477
Distributions from net long-term capital gains	—	—
Return of capital	19,413	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

2009	International Income	Enhanced Multi-Strategy Income
Distributions from net ordinary income*	$441,817	$545,250
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2010, the Funds’ tax year end, International Income had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

International Income
Expiration: July 31, 2017	$18,827
July 31, 2018	44,814
Total	$63,641

Nuveen Investments	35

Notes to Financial Statements (continued)

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	International Income	Enhanced Multi-Strategy Income
Post-October capital losses	$8,292	$—
Post-October currency losses	—	7,893

7. Management Fees and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Funds. The Adviser has also agreed irrevocably during the existence of the Funds to waive all fees and pay or reimburse all expenses of the Funds (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). The Adviser is compensated for its services to the Funds from the fee charged at the separately managed account level.

At July 31, 2010, Nuveen owned 300,000 and 500,000 shares of International Income and Enhanced Multi-Strategy Income, respectively.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

36	Nuveen Investments

Financial Highlights

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

INTERNATIONAL INCOME
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value	Total Return(b)
2010	$8.93	$.21	$.46	$.67	$—	$—	$(.04)	$(.04)	$9.56	7.50%
2009	9.80	.33	.14	.47	(1.34)	—	—	(1.34)	8.93	5.40
2008(d)	10.00	.22	(.20)	.02	(.22)	—	—	(.22)	9.80	.19

38	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
$3,185	4.40%		(1.91)%	.13%		2.36%		80%
2,968	4.42		(.84)	.00		3.58		144
3,214	2.06	*	1.68 *	.06	*	3.68	*	49

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

ENHANCED MULTI-STRATEGY INCOME
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
2010	$10.56	$.71	$1.42	$2.13	$(.94)	$—	$(.94)	$11.75	20.88%
2009	9.81	1.08	.72	1.80	(.85)	(.20)	(1.05)	10.56	20.12
2008(f)	10.00	.29	(.21)	.08	(.27)	—	(.27)	9.81	.74

40	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
$6,336	2.60%		3.75%		—%		6.34%		169%
5,711	3.04		8.11		.00		11.15		439
5,262	1.16	*	3.60	*	.00	**	4.75	*	120

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Excluding dollar roll transactions.
(f)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.
*	Annualized.
**	Annualized expense ratio rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	41

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

42	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	43

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

44	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute Fund performance and performance information of recognized benchmarks (as described in further detail below), fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the Funds (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Board Members noted, however, that the Funds are offered via separately managed accounts and may require less shareholder services than a typical open-end fund. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

The Board considered the performance results of each Fund, including the Fund’s historic performance as well as the performance of recognized benchmarks. The Board also reviewed the peer ranking of the Nuveen taxable fixed income funds advised by NAM in the aggregate. In general, the boards of the various Nuveen funds reviewed, among other things, each such fund’s historic investment performance as well as information comparing the fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. Given their unique structure, however, the Funds do not have Performance Peer Groups. In considering the performance of each Fund, the Independent Board Members reviewed performance information including the Fund’s total return information and

46	Nuveen Investments

performance information for recognized benchmarks for the quarter and one-year periods ending December 31, 2009 and March 31, 2010. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized the unique fee structure of the Funds. The Funds do not pay NAM a management fee and all expenses are reimbursed by NAM. The Funds are sold via separately managed accounts. NAM therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the respective Fund and the managed account fees associated with the proportion of individual securities in the overall product. Given the different fee structure, and distribution and account support requirements, the Independent Board Members recognized that the expenses incurred by the Funds (all of which are reimbursed by NAM) are not comparable to any comparable group of unaffiliated funds or other Nuveen funds. Based on their review, the Independent Board Members determined that each Fund’s fee and expense arrangement was reasonable.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients, including other separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In this regard, they recognized that the Funds are offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as typical open-end funds. Further, as noted, the Funds’ unique fee and expense structure generally limits the usefulness of comparisons with other funds.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structure.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In addition, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. However, because the Funds do not pay a management fee, there is no applicable fund-level or complex-wide level breakpoint schedule, although their respective assets will be counted toward the complex-wide total.

Based on their review, the Independent Board Members concluded that the absence of fund-level breakpoints and a complex-wide level breakpoint schedule for the Funds was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Funds for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Notes

Nuveen Investments	51

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or accretion of discounts of bonds held in the Fund’s portfolio.

52	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	53

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-EIMAP-0710P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	TaxFees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
International Income Managed Accounts Portfolio Fund	31,425	0	0	0
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund	31,451	0	0	0
Municipal Total Return Managed Accounts Portfolio Fund	11,484	0	550	0

Total	$74,360	$0	$550	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
International Income Managed Accounts Portfolio Fund	0%	0%	0%	0%
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund	0%	0%	0%	0%
Municipal Total Return Managed Accounts Portfolio Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
International Income Managed Accounts Portfolio Fund	14,745	0	2,505	0
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund	15,640	0	2,505	0
Municipal Total Return Managed Accounts Portfolio Fund	9,169	0	12,240	0

Total	$39,554	$0	$17,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
International Income Managed Accounts Portfolio Fund	0%	0%	0%	0%
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund	0%	0%	0%	0%
Municipal Total Return Managed Accounts Portfolio Fund	0%	0%	0%	0%

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
International Income Managed Accounts Portfolio Fund	0	0	0	0
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund	0	0	0	0
Municipal Total Return Managed Accounts Portfolio Fund	550	0	0	550

Total	$550	$0	$0	$550

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended July 31, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
International Income Managed Accounts Portfolio Fund	2,505	0	0	2,505
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund	2,505	0	0	2,505
Municipal Total Return Managed Accounts Portfolio Fund	12,240	0	0	12,240

Total	$17,250	$0	$0	$17,250

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 8, 2010